UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2022

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

301 1st Street SW, Suite 200
Roanoke, VA 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On March 14, 2022, Luna Innovations Incorporated (the "Company") issued a press release announcing the LIOS Acquisition (as defined below). A copy of the press release is furnished as Exhibit 99.1 attached hereto.

In accordance with general instruction B.2 to Form 8-K, the information in this Item 7.01, including the press release furnished as Exhibits 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.    Other Information.

Share Purchase Agreement

On March 10, 2022, the Company entered into and closed a Share Purchase Agreement (the “Share Purchase Agreement”) with NKT Photonics A/S (“NKT Photonics”) for the purchase of all of the shares of NKT Photonics GmbH (“NKT”) and LIOS Technology Inc. (“LIOS”). Pursuant to the Share Purchase Agreement, the Company acquired all outstanding shares of NKT and LIOS for aggregate consideration in the amount of €20.0 million (the “LIOS Acquisition”). The Share Purchase Agreement contains customary representations and warranties, covenants and indemnities.

In addition, for a period of two years after closing, NKT Photonics has agreed not to, directly or indirectly, alone or jointly with any other person, compete or engage in any competing business with NKT or LIOS, and not to solicit customers, employees or suppliers of the LIOS or NKT, subject to specified exceptions. NKT Photonics has also agreed to provide specified transitional services for a period of six months after closing.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

99.1	Press release, dated March 14, 2022, "Luna Innovations Acquires LIOS Sensing".

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff
President and Chief Executive Officer
Date: March 14, 2022